POWER OF ATTORNEY

I, the undersigned Trustee of The Calvert Fund (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Short-Term Government Fund into Calvert Government Fund, each a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/8/10	/s/ Richard Baird
Date	Signature

/s/ Traci Goldt	Richard L. Baird, Jr.

Witness Signature

Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee of The Calvert Fund (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Short-Term Government Fund into Calvert Government Fund, each a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/8/10	/s/ Douglas E. Feldman
Date	Signature

/s/ Traci Goldt	Douglas E. Feldman

Witness

Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee of The Calvert Fund (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Short-Term Government Fund into Calvert Government Fund, each a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/14/10	/s/John G. Guffey, Jr.
Date	Signature

/s/ Sharon Orbach	John G. Guffey, Jr.

Witness

Name of Trustee

Sharon Orbach
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee and Officer of The Calvert Fund (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Short-Term Government Fund into Calvert Government Fund, each a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/8/10	Barbara J. Krumsiek
Date	Signature

/s/ Traci Goldt	Barbara J. Krumsiek

Witness

Name of Trustee and Officer

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee of The Calvert Fund (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Short-Term Government Fund into Calvert Government Fund, each a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/8/10	/s/ M. Charito Kruvant
Date	Signature

Traci Goldt	M. Charito Kruvant

Witness

Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee of The Calvert Fund (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Short-Term Government Fund into Calvert Government Fund, each a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/8/10	/s/ D. Wayne Silby
Date	Signature

/s/ Traci Goldt	D. Wayne Silby

Witness

Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee of The Calvert Fund (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Short-Term Government Fund into Calvert Government Fund, each a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/8/10	/s/ Anthony Williams
Date	Signature

/s/ Traci Goldt	Anthony Williams

Witness

Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Officer of The Calvert Fund (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Short-Term Government Fund into Calvert Government Fund, each a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/8/10	/s/ Ronald M. Wolfsheimer
Date	Signature

/s/ Traci Goldt	Ronald M. Wolfsheimer

Witness

Name of Officer

Traci Goldt
Witness Name (Printed)